

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/14/2005      13:39:33 CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC             MSC      SERIES 2005-TOP19 FITCH/S&P                CLASS A2
------------------------------------------------------------------------------------------------------------------------------------

Class             A2              Settlement Date     07/28/2005  Coupon          4.71100              Cusip              N/A
Original Balance  84,600,000.00   Dated Date          07/01/2005  Delay           11                   Yield Table Date   07/14/2005
Current Balance   84,600,000.00   First Payment Date  08/12/2005  Lead Manager    Morgan Stanley & Co. Yield Frequency    SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   08/12/2005  Orig Deal Size  1,228,438,747.44     Yield Day Count    30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches 34
Factor            1.00000000      Interest            Monthly     Deal Age        0
                                  Freq




PREPAY                                    CPR 0              CPR 0               CPR 0              CPR 0               CPR 0
BALL EXT                                                     10% 12 MOS          20% 12 MOS         50% 12 MOS          12 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD

                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
                         100.5478         4.5938             4.5971              4.6002             4.6089              4.6187
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                                4.81               4.92                5.03               5.37                5.80
MOD DURATION @ 100.5478                     4.21               4.29                4.38               4.63                4.96
FIRST PRIN                            04/12/2010         04/12/2010          04/12/2010         04/12/2010          03/12/2011
LAST PRIN                             07/12/2010         10/12/2011          10/12/2011         10/12/2011          10/12/2011
PAYMENT WINDOW                                 4                 19                  19                 19                   8
USD SWAP SPREAD @ 100.5478                    22                 22                  22                 21                  20


                                                                     Page 1 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/14/2005      13:39:33 CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC             MSC      SERIES 2005-TOP19 FITCH/S&P                CLASS A3
------------------------------------------------------------------------------------------------------------------------------------

Class             A3              Settlement Date     07/28/2005  Coupon           4.80500               Cusip            N/A
Original Balance  44,700,000.00   Dated Date          07/01/2005  Delay            11                    Yield Table Date 07/14/2005
Current Balance   44,700,000.00   First Payment Date  08/12/2005  Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   08/12/2005  Orig Deal Size   1,228,438,747.44      Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  34
Factor            1.00000000      Interest            Monthly     Deal Age         0
                                  Freq




PREPAY                                   CPR 0             CPR 0              CPR 0             CPR 0              CPR 0
BALL EXT                                                   10% 12 MOS         20% 12 MOS        50% 12 MOS         12 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD

                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
                         100.5488        4.7247            4.7263             4.7279            4.7324             4.7393
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                               6.39              6.49               6.59              6.88               7.38
MOD DURATION @ 100.5488                    5.38              5.45               5.52              5.73               6.07
FIRST PRIN                           10/12/2011        10/12/2011         10/12/2011        10/12/2011         10/12/2011
LAST PRIN                            02/12/2012        10/12/2014         10/12/2014        10/12/2014         12/12/2014
PAYMENT WINDOW                                5                37                 37                37                 39
USD SWAP SPREAD @ 100.5488                   28                28                 28                27                 26


                                                                     Page 2 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                  MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/14/2005      13:39:33 CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC             MSC      SERIES 2005-TOP19 FITCH/S&P                CLASS AAB
------------------------------------------------------------------------------------------------------------------------------------

Class             AAB            Settlement Date     07/28/2005  Coupon            4.81600               Cusip            N/A
Original Balance  84,100,000.00  Dated Date          07/01/2005  Delay             11                    Yield Table Date 07/14/2005
Current Balance   84,100,000.00  First Payment Date  08/12/2005  Lead Manager      Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     AAA/Aaa        Next Payment Date   08/12/2005  Orig Deal Size    1,228,438,747.44      Yield Day Count  30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches   34
Factor            1.00000000     Interest            Monthly     Deal Age          0
                                 Freq
------------------------------------------------------------------------------------------------------------------------------------




PREPAY                                    CPR 0              CPR 0               CPR 0              CPR 0               CPR 0
BALL EXT                                                     10% 12 MOS          20% 12 MOS         50% 12 MOS          12 MOS
------------------------------------------------------------------------------------------------------------------------------------

PRICE / YIELD
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
                         100.5468         4.7488             4.7488              4.7488             4.7489              4.7490
AVERAGE LIFE                                7.26               7.26                7.26               7.27                7.28
MOD DURATION @ 100.5468                     5.97               5.97                5.97               5.97                5.98
FIRST PRIN                            07/12/2010         07/12/2010          07/12/2010         07/12/2010          07/12/2010
LAST PRIN                             10/12/2014         10/12/2014          10/12/2014         10/12/2014          12/12/2014
PAYMENT WINDOW                                52                 52                  52                 52                  54
USD SWAP SPREAD @ 100.5468                    27                 27                  27                 27                  27


                                                                     Page 3 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/14/2005      13:39:33 CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC             MSC      SERIES 2005-TOP19 FITCH/S&P                CLASS A4A
------------------------------------------------------------------------------------------------------------------------------------

Class             A4A             Settlement Date     07/28/2005  Coupon           4.87500              Cusip             N/A
Original Balance  642,754,000.00  Dated Date          07/01/2005  Delay            11                   Yield Table Date  07/14/2005
Current Balance   642,754,000.00  First Payment Date  08/12/2005  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa         Next Payment Date   08/12/2005  Orig Deal Size   1,228,438,747.44     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  34
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0
------------------------------------------------------------------------------------------------------------------------------------




PREPAY                                     CPR 0               CPR 0                CPR 0               CPR 0             CPR 0
BALL EXT                                                       10% 12 MOS           20% 12 MOS          50% 12 MOS        12 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD

                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
                         100.5485          4.8335              4.8336               4.8337              4.8359            4.8399
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                                 9.78                9.80                 9.81               10.12             10.74
MOD DURATION @ 100.5485                      7.60                7.62                 7.63                7.81              8.18
FIRST PRIN                             10/12/2014          10/12/2014           10/12/2014          10/12/2014        12/12/2014
LAST PRIN                              07/12/2015          07/12/2015           07/12/2015          06/12/2016        07/12/2016
PAYMENT WINDOW                                 10                  10                   10                  21                20
USD SWAP SPREAD @ 100.5485                     26                  26                   26                  25                23


                                                                     Page 4 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.